Summary Prospectus and
Prospectus Supplement

January 2, 2019

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated January 2, 2019 to the Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectuses and Prospectuses dated April 30, 2018

Growth Portfolio
Mid Cap Growth Portfolio

All references to the "Growth team" are hereby deleted and replaced with the "Counterpoint Global team."

Please retain this supplement for future reference.